UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 12, 2008

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2008, China Information Security Technology, Inc., a Nevada Corporation (the "Company") issued a press release announcing its financial results for its third quarter ended September 30, 2008. Included in the press release mentioned above is an announcement that the Company plans to hold a conference call at 8:30 a.m., Eastern Time, on Thursday, November 13, 2008, to discuss its third quarter of 2008 financial results. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer
Dated: November 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 12, 2008